VOYA PARTNERS, INC.

Voya Global Bond Portfolio

(“Portfolio”)

Supplement dated March 13, 2017

to the Portfolio’s Adviser Class, Initial Class and Service Class

Prospectus, Summary Prospectus (each a “Prospectus” and collectively the “Prospectuses”)

and related Statement of Additional Information

each dated May 1, 2016

Effective April 3, 2017, Christine Hurtsellers will no longer serve as a portfolio manager for the Portfolio.

1.	Effective April 3, 2017 the Portfolio’s Prospectuses and Statement of Additional Information are hereby revised to remove all references to Christine Hurtsellers as a portfolio manager for the Portfolio.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Mustafa Chowdhury	Brian Timberlake, Ph.D., CFA
Portfolio Manager (since 01/15)	Portfolio Manager (since 05/13)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE